January 11, 2006

Supplement

SUPPLEMENT DATED JANUARY 11, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY KLD SOCIAL INDEX FUND
Dated March 30, 2005

The section titled "I. Proxy Voting Policy and Proxy Voting Record," is hereby deleted and replaced with the following:

The Fund has determined to follow the proxy voting policy of Institutional Shareholder Services ("ISS"), experts in the proxy voting and corporate governance area. A copy of the ISS proxy voting policy is attached as Appendix A. A copy of the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, is available (i) without charge on our website at www.morganstanley.com/funds and (ii) on the SEC's website at www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Appendix A

                           SRI PROXY VOTING GUIDELINES

                       SOCIAL INVESTMENT RESEARCH SERVICE
                                  A DIVISION OF
                       INSTITUTIONAL SHAREHOLDER SERVICES

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       3g.  Supermajority Shareholder Vote Requirement to
            Amend Charter or Bylaws .......................................   13
       3h.  Supermajority Shareholder Vote Requirement to

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INTRODUCTION

Institutional Shareholder Services' Social Investment Research Service (SIRS)
division recognizes that socially responsible investors have dual objectives:
financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

SIRS has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environment import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith
Center on Corporate Responsibility, the General Board of Pension and Health
Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies.

On matters of corporate governance, executive compensation, and corporate structure, SIRS guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

The guidelines provide an overview of how SIRS recommends that its clients vote.
We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where SIRS acts as voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. SIRS updates its guidelines on an annual basis to take into account new social issues and the latest trends in corporate governance.

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MANAGEMENT PROPOSALS

1. DIRECTOR-RELATED ISSUES

A corporation's board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation's business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders' interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National
Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board's most important responsibility is to ensure that the corporation is managed in shareholders'
best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The  board's principal functions are widely agreed to consist of the following:

o    To select, evaluate, and if necessary replace the chief executive officer

o    To review and approve major strategies and financial objectives

o    To advise management on significant issues

o    To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law

o    To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management.
The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management.
It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

SIRS classifies directors as either inside directors, affiliated directors, or independent directors. The following chart outlines the requirements for the various classifications:

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                       SIRS DIRECTOR CATEGORIZATION CHART

INSIDE DIRECTOR:       o    employee of the company or its affiliates

                       o    non-employee officer of the company if he/she is
                            among the five most highly compensated individuals

                       o    listed as a Section 16 officer in the 10-K or proxy
                            statement(1)

                       o    interim CEO

                       o    beneficial ownership of more than 50% of the
                            company's voting power (this may be aggregated if
                            voting power is distributed among more than one
                            member of a defined group; e.g. members of a family
                            beneficially own less than 50% individually, but
                            combined own more than 50%)

AFFILIATED DIRECTOR:   o    former executive employee of company or its
                            affiliates

                       o    former interim CEO if the service was longer than
                            one year or if the service was between six months
                            and a year and the compensation was high relative to
                            that of the other directors (5x their pay) or in
                            line with a CEO's compensation

                       o    former executive of an acquired firm, within the
                            past five years

                       o    executive of a former parent firm or affiliate at
                            the time the company was sold or split off from the
                            parent/affiliate

                       o    executive, former executive, general or limited
                            partner of a joint venture or partnership with the
                            company

                       o    relative of current employee of company or its
                            affiliates(2)

                       o    relative of former executive of company or its
                            affiliates within the last five years

                       o    currently provides (or a family member provides)
                            professional services to company or its affiliates
                            or to its officers

                       o    employed by (or a family member is employed by) a
                            significant customer or supplier(3)

                       o    has (or a family member has) any transactional
                            relationship with company or its affiliates
                            excluding investments in the company through a
                            private placement

                       o    has a contractual/guaranteed board seat and is party
                            to a voting agreement to vote in line with
                            management on proposals being brought to
                            shareholders

                       o    has (or a family member has) interlocking
                            relationships as defined by the SEC involving
                            members of the board of directors of its
                            Compensation and Stock Option Committee(4)

                       o    founder of a company but not currently an employee

                       o    Trustee, director or employee of a charitable or
                            non-profit organization that receives grants or
                            endowments from the company or its affiliates

----------
(1) "Executives" (Officers subject to Section 16 of the Securities and Exchange
Act pf 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's. "Affiliate"
includes a subsidiary, sibling company, or parent company.

(2) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(3) If the company makes or receives payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(4) Interlocks include: (a) executive officers serving on each other's compensation or similar committees as directors or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee.

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                       o    Board attestation that an outside director is not
                            independent or the outside director is considered
                            non-independent under the relevant listing rules,
                            except where such designations are not in conformity
                            with SIRS's independence/non-independence criteria

INDEPENDENT
DIRECTOR:              o    no connection to company other than board seat

                       o    even if a director has served on the board for over
                            ten years, he/she is still considered to be
                            independent; however, SIRS's analysis will indicate
                            the year directors joined the board.

1A. UNCONTESTED ELECTION OF DIRECTORS

SIRS will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.

o    Votes on individual director nominees are made on a CASE-BY-CASE basis.

o    Votes should be WITHHELD from directors who:

     o    attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

     o    implement or renew a dead-hand or modified dead-hand poison pill

     o    Have adopted a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     o    sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own

     o    are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     o    have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

     o    ignore a shareholder proposal that is approved by a majority of the votes outstanding

     o    ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o    have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     o    serve as members of the Audit Committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work
          OR if a company is found to have pulled auditor ratification from the ballot within the past year

     o    are inside or affiliated directors and sit on the audit, compensation, or nominating committees

     o    are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o    serve as a member of the Nominating Committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

     o    serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests; SIRS will consider withholding votes from the entire board of directors in these cases. In addition, SIRS will recommend withholding votes from the entire board if the board is not

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composed of a majority of independent directors. SIRS will also highlight other governance concerns in the analyses, including whether the company has combined the roles of Chairman and CEO.

1B. CONTESTED ELECTION OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

o    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    long-term financial performance of the target company relative to its industry; management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

     o    stock ownership positions; and

     o    impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1C. CLASSIFIED BOARD

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure.
First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests.
For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, SIRS recommends against the adoption of classified boards.

o    Vote FOR proposals to declassify the board the directors.

o    Vote AGAINST proposals to classify the board of directors.

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1D. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o    Vote AGAINST proposals that provide that directors may be removed only for cause.

o    Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

o    Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o    Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

1E. CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is
5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

o    Vote AGAINST management proposals to eliminate cumulative voting.

1F. ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.
SIRS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o    Vote FOR proposals that seek to fix the size of the board.

o    Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.

o    Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

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2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the
Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the
National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. SIRS will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot. In cases where a company has pulled auditor ratification from the ballot within the last year, SIRS will withhold votes from audit committee members.

In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron
Corp., and Arthur Andersen's viability as a standalone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

o    Vote FOR proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

o    WITHHOLD votes from members of the Audit Committee, if a company is found to have pulled auditor ratification from the ballot.

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                                                                February 7, 2005

3. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation's shareholders. Such offers are referred to as hostile tender bids.
Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S.
Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3A. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o    Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

o    Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

3B. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

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o    Vote FOR proposals to allow or facilitate shareholder action by written consent.

o    Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

3C. POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer's equity holdings in the target company; 2) dilute the acquirer's voting interests in the target company; or 3) dilute the acquirer's equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o    Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3D. FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

o    Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3E. GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o    Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o    Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

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3F. UNEQUAL VOTING RIGHTS

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

o    Generally vote AGAINST dual class.

o    Vote FOR dual class recapitalizations when the structure is designed to protect economic interests of investors.

3G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

o    Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

o    Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3H. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

o    Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

o    Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3I. DIRECTOR AND OFFICER LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While SIRS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, SIRS believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. SIRS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but SIRS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

o    Vote AGAINST proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

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3J. DIRECTOR AND OFFICER INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company.
Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. SIRS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

o    Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

o    Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

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4. MISCELLANEOUS GOVERNANCE PROVISIONS

4A. CONFIDENTIAL VOTING

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

o    Vote FOR management proposals to adopt confidential voting.

4B. BUNDLED PROPOSALS

o    Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4C. ADJOURN MEETING IF VOTES ARE INSUFFICIENT

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

o    Vote AGAINST proposals to adjourn the meeting when votes are insufficient.

4D. CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

o    Vote FOR changing the corporate name.

4E. OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

o    Vote AGAINST other business proposals.

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                                                                February 7, 2005

5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company's assets after the payment of all debts) belongs to the shareholders.
Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company's capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5A. COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company's need for additional shares, and the company's performance as compared with their industry peers. A company's need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, SIRS relies on data compiled by ISS on common stock authorization proposals for companies comprising
98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company's performance is measured on the basis of three-year total shareholder returns.

SIRS evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

o    Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

5B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

o    Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5C. REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

o    We will review management proposals to implement a reverse stock split on a
     CASE-BY-CASE basis.

o    We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split and the company's authorized shares are adjusted accordingly.

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5D. BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

o    Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o    Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

o    Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

o    Vote FOR requests to require shareholder approval for blank check authorizations.

5E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

o    Vote FOR management proposals to reduce the par value of common stock.

5F. PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o    Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5G. DEBT RESTRUCTURINGS

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

          Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

          Change in Control--Will the transaction result in a change in control of the company?

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          Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

o    Review on a CASE-BY-CASE basis proposals regarding debt restructurings.

5H. SHARE REPURCHASE PROGRAMS

o    Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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                                a division of Institutional Shareholder Services
                                                                February 7, 2005

6. EXECUTIVE AND DIRECTOR COMPENSATION

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors.
Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types.
Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights;
loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

6A. EQUITY-BASED INCENTIVE PLANS

The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived.
This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those that aim to encourage executives to focus on long term performance. Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

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                                                                February 7, 2005

Vote recommendations are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST recommendation is made. If the proposed cost is below the allowable cap, a vote FOR the plan is recommended unless the plan violates the repricing guidelines or there are other significant concerns with the plan. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis. SIRS will also give special consideration to companies that have been unresponsive to shareholder concerns with executive compensation issues.

In the event there is a disconnect between the CEO's pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, SIRS will generally recommend AGAINST the equity plan in which the CEO participates. In the case of a disconnect between the CEO's pay and performance, SIRS will also recommend WITHHOLD votes from the compensation committee members whether or not an equity plan is on the ballot.

Beginning proxy season 2005, SIRS will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

o    Votes with respect to compensation plans should be determined on a
     CASE-BY-CASE basis.

6B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

o    Vote FOR plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

6C. EMPLOYEE STOCK PURCHASE PLANS

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, plans with offering periods of
27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

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                                                                February 7, 2005

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified
ESPP.

For nonqualified ESPPs, companies provide a match to employees' contributions instead of a discount in stock price. Also, limits are placed on employees'
contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

o    Vote FOR qualified employee stock purchase plans with an offering period of
     27 months or less when voting power dilution is ten percent or less.

o    Vote AGAINST qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

o    Vote FOR nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to
     25 percent, and no discount on the stock price on the date of purchase.

o    Vote AGAINST nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6D. OUTSIDE DIRECTOR STOCK AWARDS / OPTIONS IN LIEU OF CASH

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director's interest may be more closely aligned with those of shareholders.

o    Vote FOR proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer's outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote.
Shareholder approval is required in the formation of a consolidated corporation.

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                                                                February 7, 2005

7A. MERGERS AND ACQUISITIONS

When voting on mergers and acquisitions we will take into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated;

     o    the opinion of the financial advisor;

     o    potential conflicts of interest between management's interests and shareholders' interests;

     o    changes in corporate governance and their impact on shareholder rights; and

     o    impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

o    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

7B. VOTING ON STATE TAKEOVER STATUTES

o    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

o    We generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.
     We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7C. VOTING ON REINCORPORATION PROPOSALS

o    Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into "tax havens" will be given special consideration.

7D. CORPORATE RESTRUCTURING

o    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

7E. SPIN-OFFS

o    Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7F. ASSET SALES

o    Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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                                                                February 7, 2005

7G. LIQUIDATIONS

o    Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7H. APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o    Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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                                a division of Institutional Shareholder Services
                                                                February 7, 2005

8. MUTUAL FUND PROXIES

8A. ELECTION OF TRUSTEES

Votes on trustee nominees are made on a CASE-BY-CASE basis, votes on the entire board of directors will examine the following factors:

Votes should be WITHHELD from directors who:

1)   attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)   implement or renew a dead-hand or modified dead-hand poison pill

3)   ignore a shareholder proposal that is approved by a majority of the votes cast

4)   have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8B. INVESTMENT ADVISORY AGREEMENT

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.

o    Votes on investment advisory agreements should be evaluated on a
     CASE-BY-CASE basis.

8C. FUNDAMENTAL INVESTMENT

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.

o    Votes on amendments to a fund's fundamental investment restrictions should be evaluated on a CASE-BY-CASE basis.

8D. DISTRIBUTION AGREEMENTS

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund's shares.

o    Votes on distribution agreements should be evaluated on a CASE-BY-CASE basis.

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                                                                February 7, 2005

SHAREHOLDER PROPOSALS

9. CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

9A. SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

9A-1. ROTATE ANNUAL MEETING:

The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

o    Vote FOR shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9B. BOARD-RELATED ISSUES

9B-1. DECLASSIFY BOARD OF DIRECTORS:

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure.
First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests.
For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, SIRS recommends against the adoption of classified boards.

o    Vote FOR proposals to declassify the board the directors.

9B-2. SEPARATE CHAIRMAN AND CEO:

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

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                                                                February 7, 2005

     o    Vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9B-3. ADOPT CUMULATIVE VOTING:

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is
5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board.

o    Vote for shareholder proposals to permit cumulative voting.

9B-4. MAJORITY OF INDEPENDENT DIRECTORS:

SIRS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, SIRS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants;
personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

o    Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.

o    Vote FOR shareholder proposals to strengthen the definition of independence for board directors.

9B-5. INDEPENDENT COMMITTEES:

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely "independent." SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. SIRS believes that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

o    Vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

9B-6. ADOPT DIRECTOR TERM LIMITS:

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

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o    Vote AGAINST shareholder proposals to limit the tenure of outside directors.

9B-7. IMPLEMENT DIRECTOR SHARE OWNERSHIP REQUIREMENT:

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

o    Vote AGAINST shareholder proposals that seek to establish mandatory share ownership requirements for directors.

o    Vote FOR shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9C. SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

9C-1. REDUCE SUPERMAJORITY VOTE REQUIREMENTS:

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

o    Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

o    Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9C-2. REMOVE ANTITAKEOVER PROVISIONS:

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company's board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

o    Vote FOR shareholder proposals that seek to remove antitakeover provisions.

9C-3. SUBMIT POISON PILL (SHAREHOLDER RIGHTS PLAN) TO A VOTE:

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer
(flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate

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management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o    vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

o    review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

o    Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

9C-4. CONFIDENTIAL VOTING:

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o    Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

9C-5. WRITTEN CONSENT/SPECIAL MEETING:

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o    Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

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9C-6. ELECT AUDITORS/ ENSURE AUDITOR INDEPENDENCE:

These shareholder proposals request that the board allow shareholders to elect the company's auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.
Furthermore, audit committees have been the subject of a report released by the
Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit
Committees in conjunction with the NYSE and the National Association of
Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. SIRS believes that shareholders should have the ability to ratify the auditor on an annual basis.

o    Vote FOR proposals that would allow shareholders to elect the auditors.

o    Vote FOR proposals that ask a company to adopt a policy on auditor independence

o    Vote FOR proposals that seek to limit the non-audit services provided by the company's auditor

o    Vote FOR shareholder proposals to allow shareholders to vote on auditor ratification.

9C-7. AUDITOR ROTATION:

To minimize any conflict of interest that may rise between the company and its auditor, SIRS supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, SIRS also believes that the long tenure of audit firms at U.S. companies can be problematic.

o    Vote FOR shareholder proposals to rotate company's auditor every five years or more. SIRS believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9D. COMPENSATION ISSUES

9D-1. INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION:

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company's compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

o    Vote FOR shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9D-2. LIMIT EXECUTIVE COMPENSATION:

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A Business Week article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that

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ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a "staggering" 419 times the average factory wage in 1998.
According to the AFL-CIO, if this rate of growth were to continue, the average
CEO's salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

o    Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.

o    Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

9D-3. PROHIBIT/REQUIRE SHAREHOLDER APPROVAL FOR OPTION REPRICING:

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. SIRS does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

o    Vote FOR shareholder proposals seeking to limit repricing.

o    Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

9D-4. SEVERANCE AGREEMENTS/ GOLDEN PARACHUTES:

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

o    Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9D-5. CASH BALANCE PLANS:

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National
Association of Manufacturers and other business lobbies are forming a Capitol
Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most

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senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o    Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.

o    Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

9D-6. PERFORMANCE-BASED OPTIONS/INDEXED OPTIONS:

SIRS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. SIRS supports option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. SIRS supports stock options as a significant component of compensation, but believes that there should be limits on grants to both individuals and the company's top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a company's group of executive officers may not be granted more than ten percent of the total options granted in the single year.

o    Vote FOR shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9D-7. LINK COMPENSATION TO NON-FINANCIAL FACTORS:

Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize "distressed areas," meeting environmental goals, and accounting for "poor corporate citizenship" when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company's financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

o    Vote FOR shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

o    Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

9D-8. EXPENSING OF STOCK OPTIONS:

Beginning in 2002, companies came under intense pressure to expense stock options to reflect the true financial impact of the compensation arrangements on the company's bottom line. Although a number of companies have already moved to expense options, many have not. SIRS believes that options expensing provides shareholders with a more accurate view of company performance.

o    Vote FOR shareholder proposals asking companies to expense stock options.

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9E. STRATEGIC ISSUES

9E-1. SEEK SALE OF COMPANY/ASSETS:

These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

o    We vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

9E-2. HIRE ADVISOR/MAXIMIZE SHAREHOLDER VALUE:

These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company.
Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight.
Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

o    We vote on a CASE-BY-CASE basis proposals that request the company hire an advisor to maximize shareholder value.

9E-3. CONVERT CLOSED-END FUND TO OPEN-END FUND:

Although, approval of these proposals would eliminate the discount at which the fund's shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

     o    Vote CASE-BY-CASE on shareholder proposals to convert a closed-end fund to an open-end fund.

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10. SOCIAL & ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

     o    the number and variety of shareholder resolutions on social and environmental issues has increased;

     o    many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

     o    the proposals are more sophisticated - better written, more focused, and more sensitive to the feasibility of implementation; and

     o    investors now understand that a company's response to social and environmental issues can have a serious economic consequences for the company and its shareholders.

In general, SIRS votes for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. SIRS will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining our vote on shareholder social, workforce--and environmental proposals, we also analyze the following factors:

     o    whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o    the percentage of sales, assets and earnings affected;

     o    the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o    whether the issues presented should be dealt with through government or company-specific action;

     o    whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     o    whether the company's analysis and voting recommendation to shareholders is persuasive;

     o    what other companies have done in response to the issue;

     o    whether the proposal itself is well framed and reasonable;

     o    whether implementation of the proposal would achieve the objectives sought in the proposal; andx

     o    whether the subject of the proposal is best left to the discretion of the board.

In general, SIRS supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested.
Requests to report such information merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective

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method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. SIRS supports shareholder proposals that improve the company's public image, and reduce exposure to liabilities.

10A. DIVERSITY AND WORKPLACE ISSUES

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company's board nomination procedures or seek greater disclosure on a company's programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

     o    Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

     o    Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

     o    The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

     o    Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

     o    Reports can be prepared "at reasonable expense" describing efforts to encourage diversified representation on their boards.

     o    Board diversification increases the pool of the company's potential investors because more and more investors are favoring companies with diverse boards.

     o    A commitment to diversity in the workforce can lead to superior financial returns.

10A-1. ADD WOMEN AND MINORITIES TO BOARD:

Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply "make greater efforts" to nominate women and ethnic minorities to their boards.

o    Vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

o    Vote FOR shareholder proposals asking for reports on board diversity.

o    Vote FOR shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

10A-2. PREPARE REPORT/PROMOTE EEOC-RELATED ACTIVITIES:

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC)
outlining the make-up of its workforce by race, gender and position.

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Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o    Vote FOR shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

o    Vote FOR shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

o    Vote FOR shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

o    Vote FOR shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

10A-3. REPORT ON PROGRESS TOWARD GLASS CEILING COMMISSION RECOMMENDATIONS:

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing "an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder." The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission's recommendations.

o    Vote FOR shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission's recommendations.

o    Vote FOR shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

10A-4. PROHIBIT DISCRIMINATION ON THE BASIS OF SEXUAL ORIENTATION:

Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many still do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company's general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

o    Vote FOR shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

o    Vote FOR shareholder proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation.

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o    Vote AGAINST shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10A-5. REPORT ON/ELIMINATE USE OF RACIAL STEREOTYPES IN ADVERTISING:

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

o    Vote FOR shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10A-6. REPORT ON THE DISTRIBUTION OF STOCK OPTIONS BY GENDER AND RACE:

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of companies.

o    Vote FOR shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

10B. CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets.
Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

SIRS generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

10B-1. CODES OF CONDUCT AND VENDOR STANDARDS:

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace

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standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization
(ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA
8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

o    Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.

o    Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan
     Principles.

o    Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and
     China).

o    Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

o    Vote FOR shareholder proposals that seek publication of a "Code of Conduct"
     to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o    Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

o    Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

10B-2. PREPARE REPORT ON OPERATIONS IN BURMA/MYANMAR:

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

o    Vote FOR shareholder proposals to adopt labor standards in connection with involvement in Burma.

o    Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

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o    Vote shareholder proposals to pull out of Burma on a CASE-BY-CASE basis.

10B-3. ADOPT/REPORT ON MACBRIDE PRINCIPLES:

The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in
Northern Ireland already are subject to Britain's Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, "take all lawful steps" to implement the MacBride
Principles.

o    Vote FOR shareholder proposals to report on or to implement the MacBride
     Principles.

10B-4. ADOPT/REPORT ON CHINA PRINCIPLES:

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department
(FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the
People's Liberation Army (PLA), and hence ties to prison labor. The US Business
Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. Based on the country's human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company's involvement in the country and on the impact of their involvement.

o    Vote FOR shareholder proposals requesting more disclosure on a company's involvement in China

o    Vote on a CASE-BY-BASE basis shareholder proposals that ask a company to terminate a project or investment in China.

10B-5. PREPARE REPORT ON COMPANY ACTIVITIES AFFECTING INDIGENOUS PEOPLES'
RIGHTS:

In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company's operations may have on the indigenous people's land and community, have sought reports detailing the impact of the company's actions and presence on these groups.

o    Vote FOR shareholder proposals to prepare reports on a company's impact on indigenous communities.

10C. ENVIRONMENT AND ENERGY

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company's environmental practices in order to protect the world's natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are

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sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of this country, citing the findings of the Intergovernmental Panel on Climate Change.
Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

10C-1. ENVIRONMENTAL/SUSTAINABILITY REPORT:

Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting
Initiative (GRI) standards. The GRI is was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United
Nations Environment Programme (UNEP).

o    Vote FOR shareholder proposals seeking greater disclosure on the company's environmental practices, and/or environmental risks and liabilities.

o    Vote FOR shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

10C-2. GLOBAL WARMING/GREENHOUSE GAS EMISSIONS:

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a "greenhouse effect" that traps the planet's heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, "at reasonable cost and omitting proprietary information," on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company's role in global warming can be assembled at reasonable cost.

o    Vote FOR shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

o    Vote FOR shareholder proposals calling for the reduction of greenhouse gas.

o    Vote FOR shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

10C-3. INVEST IN CLEAN/RENEWABLE ENERGY:

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as

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supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

o    Vote FOR shareholder proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.

o    Vote FOR shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10C-4. DRILLING IN THE ARTIC NATIONAL WILDLIFE REFUGE:

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska's North Slope. Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska's North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

o    Vote FOR shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

o    Vote FOR shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10C-5. ADOPT/IMPLEMENT CERES PRINCIPLES:

The CERES Principles (Coalition for Environmentally Responsible Economies)
require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. CERES has been widely criticized by corporations for being duplicative with existing programs, vague, and difficult to implement.
However, CERES is still regarded by many shareholder activists as being an important component of a company's approach to environmental issues.

o    Vote FOR shareholder proposals to study or implement the CERES principles.

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10C-6. PHASE OUT CHLORINE-BASED CHEMICALS:

A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the negative environmental impact.

o    Vote FOR shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.

o    Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

10C-7. REPORT/REDUCE TOXIC EMISSIONS AND ASSESS COMMUNITY IMPACT:

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company's efforts to minimize pollution.

o    Vote FOR shareholder proposals that seek to prepare a report on the company's procedures for reducing or preventing pollution and/or the impact of the company's pollution on the surrounding communities.

o    Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

10C-8. ADOPT A COMPREHENSIVE RECYCLING POLICY:

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company's negative impact on the environment and reducing costs over the long-term.

o    Vote FOR shareholder proposals requesting the preparation of a report on the company's recycling efforts.

o    Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10C-9. NUCLEAR ENERGY:

Nuclear power continues to be a controversial method of producing electricity.
Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences and with the difficulties involved in nuclear waste storage.

o    Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.

o    Vote CASE-BY-CASE on proposals that ask the company to cease the production of nuclear power.

10C-10. WATER USE:

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

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o    Vote FOR shareholder proposals seeking the preparation of a report on a company's risks linked to water use.

10D. WEAPONS

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

10D-1. REPORT ON HANDGUN SAFETY INITIATIVES:

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include:
implementation of the company's contract instruction to distributors not to sell the company's weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company's involvement in promotion campaigns that could be construed as aimed at children.

o    Vote FOR shareholder proposals asking the company to report on its efforts to promote handgun safety.

o    Vote FOR shareholder proposals asking the company to stop the sale of handguns and accessories.

10D-2. PREPARE REPORT TO RENOUNCE FUTURE LANDMINE PRODUCTION:

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or components or to prepare a report on the feasibility of such a renouncement.

o    Vote FOR shareholder proposals seeking a report or the renouncement of future landmine production.

10D-3. PREPARE REPORT ON FOREIGN MILITARY SALES:

Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company's basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on "offsets" e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

o    Vote FOR shareholder proposals to report on foreign military sales or offset agreements.

o    Vote CASE-BY-CASE on proposals that call for outright restrictions on foreign military sales.

10D-4. ADOPT ETHICAL CRITERIA FOR WEAPONS CONTRACTS:

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model

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that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

o    Vote FOR shareholder proposals asking companies to review and amend, if necessary, the company's code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

10E. CONSUMER ISSUES & PUBLIC SAFETY

10E-1. PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY ENGINEERED
INGREDIENTS:

Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until "long term safety testing" demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

o    Vote FOR shareholder proposals to label products that contain genetically engineered products.

o    Vote FOR shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

o    Vote FOR shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

o    Vote FOR shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10E-2. TOBACCO-RELATED PROPOSALS:

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

o    Vote FOR shareholder proposals seeking to limit the sale of tobacco products to children.

o    Vote FOR shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

o    Vote FOR shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

o    Vote FOR shareholder proposals seeking a report on a tobacco company's advertising approach.

o    Vote FOR shareholder proposals at insurance companies to cease investment in tobacco companies.

o    Vote FOR proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

o    Vote FOR proposals calling for tobacco companies to cease the production of tobacco products.

o    Vote FOR shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms "light," "ultra-light,"
     "mild," and other similar words and/or colors.

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o    Vote FOR shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, "Canadian
     Style" warnings, filter safety)

10E-3. ADOPT POLICY/REPORT ON PREDATORY LENDING PRACTICES:

Predatory lending involves charging excessive fees to sub prime borrowers without adequate disclosure. More specifically, predatory lending includes misleading sub prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

o    Vote FOR shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10E-4. DISCLOSURE ON CREDIT IN DEVELOPING COUNTRIES (LDCS) OR FORGIVE LDC DEBT:

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, SIRS usually recommends voting for this type of proposal. In cases where it can be determined that companies have been proactive and responsible in developing policies, SIRS recommends a vote against the proposal's adoption. SIRS usually recommends against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders.
SIRS may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

o    Vote FOR shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

     o    Vote AGAINST shareholder proposals asking banks to forgive loans outright.

     o    Vote CASE-BY-CASE on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

     o    Vote FOR proposals to restructure and extend the terms of
          non-performing loans.

10E-5. ADOPT POLICY/REPORT ON DRUG PRICING:

Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs. According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs.
Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers' "favored" customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy.
Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations.
Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and
Malaria.

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o    Vote FOR shareholder proposals to prepare a report on drug pricing.

o    Vote FOR shareholder proposals to adopt a formal policy on drug pricing.

o    Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

10E-6. REPORT ON THE IMPACT OF HEALTH PANDEMICS ON COMPANY OPERATIONS

Sub-Saharan Africa is the most affected region in the world with regard to the
HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries.
However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

o    Vote FOR shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10E-7. ADULT ENTERTAINMENT:

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company's image.

o    Vote FOR shareholder proposals that seek a review of the company's involvement with pornography.

10E-8. ABORTION/RIGHT TO LIFE ISSUES:

Shareholder proposals pertaining to abortion and right to life issues are rare.
However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, SIRS'
position is that issues related to abortion should be a personal decision, not a corporate one. Therefore SIRS recommends abstaining on anti-abortion and right-to-life proposals.

o    ABSTAIN on shareholder proposals that address right to life issues.

10E-9. ANIMAL RIGHTS:

Shareholders and animal rights groups, including People for the Ethical
Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, SIRS generally recommends voting for proposals on this issue. In cases where it can be determined that alternative testing methods are

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unreliable or are required by law, SIRS recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors farms and slaughter houses. SIRS generally vote in favor of such resolutions.

o    Vote FOR shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

o    Vote FOR shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

o    Vote FOR shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

10E-10. DISCLOSURE ON PLANT CLOSINGS:

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community's largest employers. SIRS usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, SIRS recommends against the proposal.

     o    Vote FOR shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

10E-11. REPORT ON THE FEASIBILITY OF REMOVING "HARMFUL" INGREDIENTS FROM
COSMETIC PRODUCTS:

Shareholders have targeted a large cosmetics company with proposals asking the company to report on the feasibility of removing parabens from their cosmetic products. Parabens are synthetic preservatives that can prevent microbial bacteria and fungal growth in products and have come under scrutiny following a few key studies that identify the alkyl hydroxy benzoate preservatives (methyl-, ethyl-, propyl-, and butylparaben) as estrogenic, or mimicking the hormone estrogen. Steroidal estrogen has been identified as a "known human carcinogen"
by the U.S. Department of Health Public Health Service and has caused concern that other ingredients with estrogenic properties may also contribute to increased cancer risk. Proponents of these paraben-related proposals usually note that although parabens are not actually carcinogenic, they do exhibit estrogenic characteristics and, therefore, their safety in cosmetic products should be "reassessed."

     o    Vote FOR shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all
          "harmful" ingredients used in company products.

10F. DONATIONS, GOVERNMENT RELATIONS & OUTSOURCING

10F-1. CONTROL OVER CHARITABLE CONTRIBUTIONS:

Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals. SIRS believes that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process. Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

     o    Vote AGAINST shareholder proposals giving criteria or to require shareholder ratification of grants.

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                                a division of Institutional Shareholder Services
                                                                February 7, 2005

     o    Vote AGAINST shareholder proposals requesting that companies prohibit charitable contributions.

10F-2. NON-PARTISANSHIP/ POLITICAL CONTRIBUTIONS:

Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country's political process. These resolutions seek to limit the involvement of corporations in the political process.

o    Vote FOR proposals calling for a company to disclose its political contributions, unless the terms of the proposal are unduly restrictive

o    Vote FOR proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

o    Vote AGAINST proposals calling for a company to refrain from making any political contributions.

10F-3. DISCLOSURE ON PRIOR GOVERNMENT SERVICE:

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

     o    Vote FOR shareholder proposals calling for the disclosure of prior government service of the company's key executives.

10F-4. REPORT ON RISKS OF OUTSOURCING:

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company's brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

     o    Vote FOR shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

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                       SRI GLOBAL PROXY VOTING GUIDELINES

                       SOCIAL INVESTMENT RESEARCH SERVICE
                                  A DIVISION OF
                       INSTITUTIONAL SHAREHOLDER SERVICES

                   (C) Institutional Shareholder Services 2005

                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

      9e. Disclosure of Corporate Donations/Establish Corporate
          Giving Policies/Practices ..........................................30

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

INTRODUCTION

Institutional Shareholder Services' Social Investment Research Service (SIRS)
division recognizes that socially responsible investors have dual objectives:
financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially responsible manner. The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions create new challenges for socially responsible investors seeking to expand their social investment strategy globally. In many markets, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals in
non-U.S. markets. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated than in the U.S. Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company. SIRS
Global Social Proxy Voting Policy that takes into account market differences while preserving the focus on corporate accountability and social responsibility.

SIRS's Global Social Proxy Voting Guidelines are consistent with the dual objectives of socially responsible investors. On matters of social and environment import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. On matters of corporate governance, executive compensation, and corporate structure, SIRS guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

The guidelines provide an overview of how SIRS recommends that its clients vote.
We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where SIRS acts as voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. SIRS updates its guidelines on an annual basis to take into account new social issues and the latest trends in corporate governance.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

MANAGEMENT PROPOSALS

1. DIRECTOR-RELATED ISSUES

Director elections can be one of the most important voting decisions that shareholders make, especially since shareholders are only given the opportunity to review their companies' operations once a year at the AGM.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all regarding individual nominees. Analysis is conducted to the highest degree possible based on available disclosure. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management. In cases where detailed information about directors is not available, we believe that it would be counterproductive to vote against directors on the basis of a lack of information. However, if specific problems or concerns exist with either individual directors or the entire board, SIRS will consider opposing such candidates or slates.

SIRS prefers boards composed of a majority of independent directors. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. SIRS also prefers key committees of the board to be entirely independent of management.
Furthermore, SIRS will classify employee representatives, common in markets with supervisory boards, (i.e.-France, Germany) as neither affiliated nor independent but as a separate new third category. Finally, SIRS will consider years of service when classifying outside directors in Australia. The ASX Corporate
Governance Council: Principles of Good Corporate Governance and Best Practice
Recommendations [March 2003] states that an independent director "has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the company." Although there is no specific recommended time period, SIRS will classify outside directors who have served on the board in excess of 10 years as affiliated.

1A. UNCONTESTED ELECTION OF DIRECTORS

SIRS will make vote recommendations regarding the election of directors on a case-by-case basis, taking into account director independence, attendance (in markets where such information is available), stock ownership, the absence of adequate or timely disclosure, questionable finances or restatements and consistent poor financial performance, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, excessive non-audit fees relative to audit fees, and/or any other egregious corporate governance practices. In addition, in markets where such information is available, SIRS will take into account board diversity in making recommendations regarding the election of directors.
Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South
Africa, and the United Kingdom.

In the U.K., Canada, and Australia, SIRS will vote against director nominees who are insiders sitting on the board's audit and/or compensation committees.
Election of executive nominees at U.K. companies with service contracts exceeding two years will be opposed. In Canada, when attendance information is disclosed, the election of candidates who fail to attend at least 75 percent of meetings will be opposed. SIRS realizes that many Canadian companies present their director nominees in proxy materials as one item encompassing the entire slate of nominees to the board. However, SIRS believes that shareholders should be able to withhold votes from selected directors for reasons such as poor attendance without being required to withhold votes from the entire slate of candidates. When nominees are presented individually, SIRS will recommend withholding votes if there are concerns with an individual director's performance or attendance. In all markets, special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests. In addition, a company's lack of responsiveness to concerns over board diversity and board independence will be given special consideration. SIRS will either note or vote against directors who fail to promote diversity on the board of directors in markets where disclosure is available such as Canada,
U.K., and Australia.

It should be noted that companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru,
Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

o    Vote FOR management nominees in the election of directors, unless: there are clear concerns about the past performance of the company or the board;
     or the board fails to meet minimum corporate governance and/or corporate social responsibility standards.

o    Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

o    Vote on a CASE-BY-CASE basis on shareholder nominees. The nominees have to demonstrate a clear ability to contribute positively to board deliberations, enhance board's structure, diversity, independence, and provide expertise and knowledge on stakeholder issues.

o    Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

1B. CLASSIFIED BOARD

Under a classified board structure, only one class of directors stands for election each year, with the directors in each class generally serving three-year terms. While SIRS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world.
Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. SIRS opposes protected board seats and preferential treatment of executive directors.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

o    Vote FOR proposals to declassify the board the directors.

o    Vote AGAINST proposals to classify the board of directors.

o    Vote AGAINST proposals to create protected board seats.

1C. DIRECTOR FEES

Director fees in most countries are not controversial, as they are generally lower than those in the United States. However, fees for nonexecutive directors have been rising in recent years, as directors around the world are being asked to take on more responsibilities related to company affairs. In many countries, only an aggregate amount payable to nonexecutives or to all directors is disclosed. Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making.

o    Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

o    Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

1D. DISCHARGE OF BOARD AND MANAGEMENT

Granting of discharge is a routine item in many countries in which shareholders generally approve actions undertaken by management and the board. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action.

o    Vote FOR discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or legal action is being taken against the board by other shareholders.

1E. DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION

SIRS generally supports indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Not allowing companies to indemnify directors and officers would limit the ability of the company to attract qualified directors and executives.

However, SIRS opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit.
Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

o    Vote FOR proposals to allow indemnification of directors and officers when actions were taken on behalf of the company and no criminal violations occurred.

o    Vote AGAINST proposals to indemnify auditors.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

1F. ALTER SIZE OF THE BOARD

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year.
Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

o    Vote FOR proposals to fix board size.

o    Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

1G. BOARD STRUCTURE

As noted above in section 1a., companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The French Commercial Code gives companies three options in respect to their board structure. Companies may (1)
choose to adopt a unitary board structure under which the board is headed by an all-powerful chairman (President Directeur General) who combines both the supervisory and executive functions; (2) opt for a two-tiered board structure composed of a management board and a supervisory board (the position of the chairman and the chief executive are separated); or (3) decide to keep the unitary structure, but separate the positions of the chairman and the chief executive by appointing a general manager who has the executive authority.
Currently, most French companies have unitary board structures. However, the number of companies deciding to adopt a two-tiered system has been steadily increasing. SIRS believes that each company should determine which board structure is appropriate to meet the business needs of that particular company.
However, there are concerns over independent oversight in cases when a company proposes to move from a unitary to a two-tiered board structure, pursuant to which all executive directors immediately become supervisory board members. SIRS notes that a two-tiered system can also be seen in Portugal, Argentina, Brazil, and Mexico.

     o    SIRS will examine proposals for companies with a unitary board structure to adopt a two-tiered board structure on a case-by-case basis to ensure that adequate disclosure and justification are made to explain the change and that independent oversight over board functions is not compromised in the transition.

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2. AUDITOR-RELATED AND FINANCIAL REPORTING ISSUES

The recent auditing scandals in the U.S. market resulted in a similar increase in scrutiny of accounting practices and oversight structures in non-U.S.
markets. In most markets, ratification of the auditor is routinely featured on the agenda of publicly-traded companies. However, information regarding the auditors, including the breakdown of any fees paid to the auditors, is generally not disclosed by non-U.S. companies.

2A. FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, SIRS recommends approval of this item.

o    Vote FOR approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented, audit procedures used, or excessive non-audit fees (if disclosed) or, the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2B. APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Annual election of the auditor is generally considered to be a routine matter in the absence of specific concerns. However, the practice of auditors contributing non-audit services to companies continues to be problematic. Unlike in the
United States where companies are now required to disclose non-audit fees, most markets do not require a breakdown of the fees paid to the auditor. When fees are disclosed, SIRS will vote against auditor proposals when non-audit fees exceed audit fees. In markets where such disclosure is mandatory, SIRS will recommend voting against auditor ratification when such information in unavailable to shareholders. SIRS prefers that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders'
interest by avoiding potential conflicts that might interfere with the auditor's independent judgement.

o    Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: there are serious concerns about the accounts presented or the audit procedures used; the auditors are being changed without explanation; audit vs. non-audit related fees are not disclosed (in markets where such disclosure in mandatory) or non-audit related fees are substantial and/or are routinely in excess of standard annual audit fees.

o    Vote AGAINST the appointment of auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

o    Vote AGAINST the auditor remuneration proposals when non-audit fees exceed the audit fees.

2C. APPOINTMENT OF INTERNAL STATUTORY AUDITORS

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, and Russia. The
statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of who are expected to be independent.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

o    Vote FOR the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

o    Vote AGAINST lengthening the internal auditors' term in office.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

3. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Common antitakeover mechanisms in global markets include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations
(including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude a hostile takeover of the target company by any party.

3A. ANTITAKEOVER DEVICES

SIRS opposes all forms of such mechanisms, as they can limit shareholder value by eliminating the takeover or control premium for the company. SIRS believes as owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

o    Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

3B. RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. While such takeover provisions can be considered as an antitakeover device, we believe that most are now structured to limit the potential for abuse by directors. As a result, most proposals can be supported.

o    Vote FOR proposals that consult shareholders on takeover offers.

3C. GOLDEN SHARES

Recently privatized companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines.
While the introduction of golden shares is not a desirable governance practice,
SIRS recognizes the political importance certain companies hold for governments-particularly for certain industries- and treats the introduction or amendment of government shares on a case-by-case basis.

o    Review on a CASE-BY-CASE basis management's proposals to introduce golden shares.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

3D. POISON PILLS (CANADA)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should make the ultimate decision on who will own the company, with advice and negotiation from the board and management. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. SIRS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management, although we recognize that many Canadian plans now significantly limit the power of the board to amend and implement the pill. With sufficient restrictions in place, poison pills can provide boards with an additional tool in maximizing value for shareholders. However, given the potential for abuse, proposals to adopt or renew pills should be carefully considered.

o    Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3E. DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common anti-takeover defense among large
Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United
States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Due to the lack of protection against the abusive use of these shares, SIRS generally opposes their creation.

o    Vote AGAINST the introduction of depositary receipts and priority shares.

3F. LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

SIRS's recommended level for ownership disclosure is five percent. In our view, a level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company.

o    Vote AGAINSt resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

4. MISCELLANEOUS GOVERNANCE PROVISIONS

4A. BUNDLED PROPOSALS

"Bundled" or "conditioned" proxy proposals present a challenge to shareholders attempting to evaluate the impact of specific resolutions. A bundled proposal leaves shareholders with an all or nothing choice. As a result, SIRS believes that shareholders should have the ability to vote on individual items, but recognizes that in many markets, combining requests is common practice. In the case of bundled items, SIRS examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

o    Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

4B. ALLOCATION OF INCOME

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal,
SIRS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. Payouts of more than
100 percent are a signal that the company is dipping into reserves to make the payment.

o    Vote FOR approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation;
     or the payout is excessive given the company's financial position.

4C. STOCK (SCRIP) DIVIDEND ALTERNATIVE

While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders.

o    Vote FOR most stock (scrip) dividend proposals.

o    Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

4D. CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

o    Vote FOR changing the corporate name.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

4E. OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported. In some markets, requests to approve other business appear on the agenda as a non-voting item.

o    Vote AGAINST other business proposals when such proposals appear on the agenda as a voting item.

4F. CHANGE IN COMPANY FISCAL TERM

Companies routinely seek shareholder approval to change their fiscal year end.
Generally, this is a decision best left to management. SIRS opposes this resolution only if the company is changing its yearend in an effort to postpone its AGM.

o    Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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5. CAPITAL STRUCTURES

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. A company will determine which system it will use by the economic and legal structure of the market in which it operates.

The authorized capital system establishes a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. SIRS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization;
and the status of preemptive rights.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time.
Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

5A. COMMON STOCK AUTHORIZATION

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes.
Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party.

o    Vote FOR nonspecific proposals to increase authorized capital up to 50 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

o    Vote FOR specific proposals to increase authorized capital to any amount, unless: the specific purpose of the increase (such as a share-based acquisition or merger) does not meet SIRS guidelines for the purpose being proposed; or the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

o    Vote AGAINST proposals to adopt unlimited capital authorizations.

o    Vote CASE-BY-CASE on specific issuance requests taking into account the size and purpose for the requested issuance.

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                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

5B. PREEMPTIVE RIGHTS

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

In light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval. SIRS will recommend voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval.

o    Vote FOR general issuance requests with preemptive rights to a maximum of
     100 percent over currently issued capital.

o    Vote FOR general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

o    Vote CASE-BY-CASE on specific issuance requests with or without preemtive rights.

o    Vote CASE-BY-CASE on issuance requests in Hong Kong, taking into account restrictions on discounts and the ability to refresh share issuance amounts without shareholder approval.

5C. STOCK SPLITS AND SPECIAL DIVIDENDS

Vote for management proposals to approve stock splits or to increase common share authorization for a stock split or special dividend payment, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

o    Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5D. REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

o    Vote FOR a reverse stock split if management provides a reasonable justification for the split and the company's authorized shares are adjusted accordingly.

5E. REDUCTION OF CAPITAL

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. SIRS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders'
interests.

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                                                                February 7, 2005

o    Vote FOR proposals to reduce capital unless the terms are unfavorable to shareholders.

5F. CAPITAL STRUCTURES

SIRS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital.

o    Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

o    Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

5G. BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

o    Vote FOR proposals to create blank check preferred stock up to 50 percent of issued capital and in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o    Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

o    Review on a CASE-BY-CASE basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

o    Vote FOR requests to require shareholder approval for blank check authorizations.

5H. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value.

o    Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5I. DEBT ISSUANCE REQUESTS

Debt issuance is a popular financing strategy. When evaluating a debt issuance request, SIRS examines the issuing company's present financial situation. The main factor for analysis is the company's current

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                                                                February 7, 2005

debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process.

o    Vote debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

o    Vote AGAINST an issuance of convertible bonds with preemptive rights if the conversion increases the company's share capital by more than 100 percent over the current outstanding capital.

o    Vote AGAINST an issuance of convertible bonds without preemptive rights if the conversion increases the company's share capital by more than 20 percent over the current outstanding capital.

5J. PLEDGING OF ASSETS FOR DEBT

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets.

o    Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis taking into account the terms of the proposed debt issuance and company's overall debt level.

5K. INCREASE IN BORROWING POWERS

In a number of countries, including the U.K., shareholder approval is required to increase the upper limit on the company's borrowing authority. While such proposals are generally routine requests, consideration should be give to the company's financing needs, the size of the increase and the company's current debt-to-equity ratio/gearing level.

o    Vote proposals to approve increases in a company's borrowing powers on a
     CASE-BY-CASE basis.

5L. SHARE REPURCHASE PLANS

Proposals regarding share repurchase plans are routine in most countries. SIRS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

o    Vote FOR share repurchase plans, unless there is clear evidence of past abuse of the authority; or the plan contains no safeguards against selective buybacks.

5M. REISSUANCE OF SHARES REPURCHASED

SIRS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine.

o    Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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6. EXECUTIVE AND DIRECTOR COMPENSATION

Disclosure on compensation in most countries is not as extensive as U.S.
disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures,
SIRS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders and other stakeholders.

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price.
Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

6A. STOCK OPTION PLANS

Due to the extensive disclosure provided in U.K., Canadian, and tax haven markets, SIRS employs a complex methodology for evaluating compensation proposals in these markets. However, in other markets where the information is limited, SIRS uses a simpler methodology for evaluating most non-U.S.
compensation proposals, by calculating the dilution under a company's share plans and by analyzing plan features.

To evaluate plans in Canada, the U.K., and tax-havens, SIRS implements a binomial model taking into shareholder value transfer and voting power dilution to determine the cost of the plan, which is then compared to an allowable cap.
The caps are industry specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings.
Using historic data tracked by ISS of the value of authorized shares for issue at each company ranked in the top quartile of its industry, a benchmark pay level is established for each industry. However, in cases where the practice of repricing is found, or when directors who administer the plan are also participants of the plan, or where there is proof of egregious pay, SIRS may recommend a vote against.

When evaluating stock option plans in markets other than Canada, the U.K., and tax-havens, SIRS examines the following:

     SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

     The maximum number of shares SIRS approves under a plan depends on the classification of a company's stage of development as growth or mature.
     Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

     o    Vote AGAINST plans for mature companies where shares available under stock option plans are greater than five percent of the issued capital at the time of approval under all plans, unless: Companies with dilution levels up to ten percent include other positive features, such as challenging performance criteria or premium-priced options.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

     o    Vote AGAINST plans for growth companies where shares available are greater than ten percent of the issued capital at the time of approval under all plans.

     o    In cases of revolving limits (a certain percentage of issued shares at any one time), vote FOR plans where the limits are spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include "flow-rate"
          restrictions that further limit the plan's dilution, such as a cap of
          "three percent in three years," "2.5 percent in five years," or "one percent in one year."

     o    Vote against stock option plans and proposed grants at Australian companies in the absence of any performance criteria.

     EXERCISE PRICE DISCOUNTS

     Discounted option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains.
     This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices.

     o    Vote FOR discounts up to 20 percent, but only for grants that are a part of a broad-based employee plan, including all non-executive level employees.

     PLAN ADMINISTRATION

     SIRS opposes allowing the administering committee to grant options to itself due to the potential for "backscratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. SIRS approves of separate nonexecutive director option plans with independent administration.

     o    Vote CASE-BY-CASE plans where there are no limits on the ability of the administering committee to grant themselves options.

     OPTION REPRICING

     SIRS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

     o    Vote AGAINST plans that allow for repricing of underwater stock options.

6B. INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria.
Performance criteria targets that have been satisfied only to a certain point may represent disbursement of

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                                                                February 7, 2005

25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

o    Evaluate incentive plans on a CASE-BY-CASE basis.

6C. SHARE PURCHASE PLANS

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paychecks, gathered and held for safe-keeping by a trust or a bank and used every month or year to purchase company stock.

o    SIRS generally votes FOR broad-based, employee-directed share purchase plans with discounts up to 30 percent (unless market practice dictates a smaller discount). Dilution, eligibility, and administration are the key factors in determining SIRS's recommendation.

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7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

7A. MERGERS AND ACQUISITIONS

SIRS evaluates mergers and acquisitions on a CASE-BY-CASE basis, taking into account a variety of factors. When voting on mergers and acquisitions we will take into account the following factors:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated;

     o    the opinion of the financial advisor;

     o    potential conflicts of interest between management's interests and shareholders' interests;

     o    changes in corporate governance and their impact on shareholder rights; and

     o    impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment, corporate code of conduct.

7B. VOTING ON REINCORPORATION PROPOSALS

Shareholder protections under company law can vary significantly from country to country, or in the case of Canada, from province to province. Therefore, when a company requests approval for reincorporation into a new jurisdiction, a careful comparison of the differences between shareholder protections and rights under the new laws are made. Also considered is management's rationale for the proposal.

o    Proposals to change a company's incorporation (either a change in country or province of incorporation) should be examined on a CASE-BY-CASE basis.

7C. CORPORATE RESTRUCTURING

Corporate restructurings are more commonly seen on meeting agendas of non-U.S.
companies, particularly in countries that have historically had complex holding structures. The content and structure of these proposals can vary significantly from market to market and must be considered within the context of country and industry norms. The impact on shareholder rights and on the company's overall capital structure should be given careful scrutiny.

o    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

7D. SPIN-OFFS

o    Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7E. EXPANSION OF BUSINESS ACTIVITIES

o    Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

7F. RELATED PARTY TRANSACTIONS

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval.

o    Vote related party transactions on a CASE-BY-CASE basis. SIRS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available.

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SHAREHOLDER PROPOSALS

Unlike in the United States, where hundreds of proposals are submitted to companies each year on both governance and social issues, shareholder proposals in non-U.S. markets are still relatively rare. When they do occur, such proposals tend to deal with the nomination of director candidates or the removal of existing directors. In recent years there has been a steady increase in the number of corporate governance related proposals, particularly for proposals addressing issues of executive compensation and auditor independence. However, shareholder proposals on social issues continue to appear in low numbers, and then only in a few markets. In recent years, social issue proposals have appeared most frequently in Canada, the U.K., Japan, Australia, Sweden and
Germany. Although interest in ethical investing and sustainability management is strong in many of these and other markets, shareholder activists tend to rely less on the shareholder proposal mechanism than their U.S. counterparts. In large part, this is due to more restrictive requirements for filing shareholder proposals in non-U.S. markets. Rules for submitting shareholder proposals in some of the foreign markets covered by SIRS are outlined in the chart below:

COUNTRY          FILING REQUIREMENTS
-------          -------------------
Australia        Shareholders owning five percent of a company's voting capital or a group of at least 100 shareholders whose per-member
                 average is A$200 or greater may file a resolution. A statement of 1,000 words or less may be submitted; the resolution must be submitted to the company six weeks before the meeting.

Canada           In 2001, the Canadian Business Corporations Act (CBCA) was
                 revised to bring the rules for filing shareholder resolutions closer in line with the requirements in the United States. The new rules provide that shareholders holding one percent of the total number of voting shares outstanding or voting shares whose market value is C$2,000 for at least six months may file a resolution. The CBCA permits shareholders to pool their
                 shares to meet minimum filing requirements.

United Kingdom   Shareholder proposals may be filed by a group of shareholders who control a minimum of five percent of the outstanding voting rights or by a group of 100 shareholders holding shares in the company on which there has been paid up an average sum per shareholder of at least GBP 100. The proposal, signed by the proponents and accompanied by a statement of explanation, must be submitted to the registered office of the company no later than six weeks before the AGM. Shareholder proposals must
                 pertain to actions that lie within the company's powers.

Japan            Shareholders who have been registered owners of at least one percent of a company's capital or 300 share units (usually
                 300,000 shares), for six months may propose business for the agenda. The request must be made in writing to the company no less than six weeks prior to the meeting. If the same proposal was filed within the last three years and received support from less than ten percent of the shares outstanding, the company may reject it.

France           Shareholder proposals may be filed by holders of at least five percent of the company's share capital. The resolution must be submitted by registered mail no later than ten days after the first publication of the meeting in the BALO. The company must acknowledge receipt within five days.

When shareholder proposals do appear on the agenda, SIRS reviews them on a case-by-case basis to ascertain whether the proposals are beneficial or detrimental to the company and its stakeholders. Most resolutions fall into two basic categories: corporate governance and social and environmental proposals.
While shareholder proposals in most countries are not as prevalent as they are in the United States, they

                   (C) Institutional Shareholder Services 2005

                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

are becoming more common, particularly in the wake of recent corporate meltdowns both in the U.S. and abroad. SIRS generally supports proposals that would improve the company's overall corporate governance, social responsibility initiatives, or business profile. SIRS also generally supports proposals that would improve the company's reporting on environmental, social and workforce issues that concern to shareholders.

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                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

8. CORPORATE GOVERNANCE PROPOSALS

SIRS generally supports shareholder proposals that seek improvement in a company's overall corporate governance structure, better protection for shareholder rights, or improvements in disclosure and transparency. If a proposal seeks to improve the company's corporate governance structure, by adopting new board committees, eliminating staggered board structures, or by canceling anti-takeover instruments, SIRS generally recommends supporting the proposal. If a measure would improve disclosure of company activities at a reasonable cost, approval is also warranted.

8A. DIRECTOR RELATED PROPOSALS

In recent years, companies in a wide variety of countries have received proposals from shareholders to either remove directors or elect shareholder nominees. In many cases, a single agenda will list a number of directors to be removed and a number of directors to fill the resulting vacancies. Such proposals have been seen recently in Japan, Ireland, France, South Africa, the
U.K., Sweden, India, Bulgaria, and the Czech Republic. In many cases, shareholder nominees are put forward by investor groups concerned with the performance of the company. In some cases, nominees may be put forward in the context of a hostile takeover bid. Such proposals to remove or add directors are considered on a case-by-case basis, taking into consideration the overall independence of the board, the company's performance, and the shareholders'
reasons for requesting changes to the board. If there are concerns with the overall independence of the board or the board has adopted multiple antitakeover devices, support for the addition of independent outside directors may be in the best interests of shareholders.

o    Vote CASE-BY-CASE on shareholder proposals to add or remove directors from the board.

8B. BOARD STRUCTURE AND INDEPENDENCE PROPOSALS

Proposals pertaining to board structure and independence vary significantly from market to market. They may request that a company tighten its definition of independence for directors, require a minimum percentage of the board be independent, reduce the size of the board, or eliminate the supervisory board
(changing to a unitary board structure). In Norway, Japan, Sweden, Switzerland, and Bulgaria, shareholders have asked that companies restrict or define the size of the board of directors. In 2002, the five major Canadian banks received a resolution requesting that each adopt a policy under which the majority of the directors of any publicly-traded company of which the bank is the controlling shareholder have no significant connections to the bank, and must not fall within the legal definitions of 'related' or 'affiliated' directors. In Japan, shareholders asked that companies reduce the term of directors to one year.

o    Vote FOR shareholder proposals requiring a majority of independent directors on the board of directors.

o    Vote FOR well defined board structures and size.

8C. AUDITOR RELATED PROPOSALS

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                                                                February 7, 2005

Due to recent corporate scandals, many global companies were asked by shareholders to either disclose the fees paid to the auditor or limit the fees paid to the auditor for performing non-audit services for the company. Such proposals have recently been seen in Canada, France and Japan.

o    Vote FOR shareholder proposals calling for disclosure of auditor's fees for audit and non audit services

o    Vote FOR shareholder proposals requesting to limit the non-audit fees paid to the auditor.

8D. COMPENSATION-RELATED PROPOSALS

Shareholder proposals regarding compensation different forms in different markets. For instance, in Japan shareholders have requested that directors'
compensation packages be submitted for shareholder approval. However, in Canada, shareholders have requested an increase in the holding period for shares bought through the exercise of options to at least one year. Furthermore, some Danish companies have been asked to increase the exercise price of the options granted to company executives.

o    Vote FOR shareholder proposals requesting disclosure of director and executive compensation packages and submitting them for a shareholder vote.

8E. MISCELLANEOUS CORPORATE GOVERNANCE

Shareholder proposals have also been seen on a host of other governance-related topics in recent years. Requests for corporate restructurings, changes in dividend policy, capital structure modifications, new quorum requirements, and share repurchases have been seen in recent years in markets such as the U.K.,
Sweden, Portugal, Czech Republic, and Japan.

o    Vote CASE-BY-CASE on shareholder proposals addressing miscellaneous governance proposals.

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                                                                February 7, 2005

9. SOCIAL AND ENVIRONMENTAL PROPOSALS

Despite the smaller of social shareholder resolutions overseas compared to the
U.S. market, such proposals continue to receive increased attention from institutional shareholders and corporations. SIRS generally recommends voting for well-structured and suitably targeted social, workforce-related, and environmental shareholder proposals, with the view that they will help to create good corporate citizens and enhance corporate social responsibility while enhancing long-term shareholder and stakeholder value. SIRS will recommend supporting disclosure reports that seek additional information, particularly when it appears that companies have inadequately addressed shareholders' social, workforce, and environmental concerns.

In general, SIRS supports proposals that request companies furnish information helpful to shareholders in evaluating company operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported as well. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society, or some segment of society, with special attention to the company's legal and ethical obligations and risks and potential negative publicity if the company fails to honor the request.

9A. ADOPT LABOR STANDARDS

Recently, an increasing number of shareholder proposals have been submitted at
Canadian companies' annual shareholders' meetings that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor
Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations, which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities.

Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

o    Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.

o    Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct.

o    Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and
     China).

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

o    Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

9B. RENEWABLE ENERGY/CLIMATE CHANGE

Energy companies in the Canadian and Japanese markets have seen proposals on renewable energy that ask to increase company investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy. Some proposals have specified the use of wind or solar power in companies' energy mix.

Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Japanese shareholders have submitted proposals asking companies to study carbon dioxide emissions and the use of electric power supply and report to shareholders.

o    Vote FOR shareholder proposals seeking increased investment in renewable energy sources.

o    Vote FOR shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

o    Vote FOR shareholder proposals calling for the reduction of greenhouse gases.

9C. BOARD DIVERSITY

In some global markets like Norway, law mandates that at least 40 percent of a board of directors be comprised of women. On the other hand, in Japan and for the first time, shareholders requested at Sony's 2002 annual shareholders meeting that the company consider the goal of gender-equal society when considering director nominees.

o    Vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board or to report on board diversity.

9D. NUCLEAR ENERGY

Nuclear power continues to be a controversial method of producing electricity especially in the Japanese market. Opponents of nuclear energy are primarily concerned with the potential for serious accidents and associated negative human health consequences, and with the difficulties involved in nuclear waste storage.

o    Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.

(C) Institutional Shareholder Services 2005

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                                              SRI Global Proxy Voting Guidelines
                                              Social Investment Research Service
                                a division of Institutional Shareholder Services
                                                                February 7, 2005

o    Vote CASE-BY-CASE on shareholder proposals that ask the company to cease the production of nuclear power.

o    Vote CASE-BY-CASE on shareholder proposals prohibiting investments in nuclear power companies.

9E. DISCLOSURE OF CORPORATE DONATIONS/ESTABLISH CORPORATE GIVING
POLICIES/PRACTICES

SIRS believes that charitable donations by companies are useful for assisting in worthwhile causes and for creating goodwill between companies and their communities. In addition, there may be certain long-term financial benefits to companies from certain charitable donations, such as educational efforts in companies' primary employment areas.

o    Vote FOR shareholder resolutions requesting disclosure of company's donations and contributions.

o    Vote CASE-BY-CASE on shareholder resolutions requesting the creation of a corporate giving program or institute.

o    Vote CASE-BY-CASE on shareholder resolutions requesting that the company donate a certain sum to a specific institution.

(C) Institutional Shareholder Services 2005

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